THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                                     WARRANT

                       To Purchase Class B Common Stock of

                     EXE TECHNOLOGIES, INC. (the "Company")

                 DATE OF INITIAL ISSUANCE: As of August 11, 1999

         THIS CERTIFIES THAT for value received, i2 TECHNOLOGIES, INC. ("i2") or its registered permitted assigns (together with i2, hereinafter called the "Holder") is entitled to purchase from the Company, at any time during the Term of this Warrant, Three Hundred and Thirty Thousand (330,000) shares of Class B Common Stock, $0.01 par value, of the Company, at the Warrant Price, payable as provided herein. The exercise of this Warrant shall be subject to the provisions, limitations and restrictions herein contained, and may be exercised in whole or in part.

SECTION 1.        DEFINITIONS.

         For all purposes of this Warrant, the following terms shall have the meanings indicated:

         COMMON STOCK - shall mean and include the Company's authorized Class B Common Stock, $0.01 par value, or any other class of common stock of the Company into which the Class B Common Stock is converted, exchanged or substituted in any recapitalization or other capital reorganization of the Company or otherwise in accordance with the Company's Certificate of Incorporation.

         EXCHANGE ACT - shall mean the Securities Exchange Act of 1934, as amended.

         SECURITIES ACT - the Securities Act of 1933, as amended.

         TERM OF THIS WARRANT - shall mean the period beginning on the date of initial issuance hereof and ending on the earlier of (a) August 11, 2004 or (b) twenty-four (24) months after the closing of EXE's initial public offering pursuant to a firm commitment underwriting.

         WARRANT PRICE - $4.00 per share, subject to adjustment in accordance with Section 6 hereof.

         WARRANTS - this Warrant and any other Warrant or Warrants issued in exchange for this Warrant.

         WARRANT SHARES - shares of Common Stock purchased or purchasable by the Holder of this Warrant upon the exercise hereof.

SECTION 2. VESTING. All of the Warrant Shares subject to this Warrant shall vest and become exercisable immediately as of the date of initial issuance.

SECTION 3. EXERCISE OF WARRANT.

       3.1 PROCEDURE FOR EXERCISE OF WARRANT. To exercise this Warrant in whole or in part (but not as to any fractional share of Common Stock), the Holder shall deliver to the Company at its office referred to in Section 14 hereof at any time and from time to time during the Term of this Warrant: (i) the Notice of Exercise in the form attached hereto; (ii) cash, certified or official bank check payable to the order of the Company, wire transfer of funds to the Company's account, or evidence of any indebtedness of the Company to the Holder (or any combination of any of the foregoing) in the amount of the Warrant Price for each share being purchased; (iii) an executed Stockholders Agreement in the form attached in Exhibit A hereto (the "Stockholders Agreement"); and (iv) this Warrant.

In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder or such other name or names of permitted transferees under this Agreement as may be designated by the Holder, shall be delivered to the Holder hereof within a reasonable time after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered (along with the documentation required by this Section 3.1) and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. The Company represents that the stock transfer books of the Company will not be closed so as to unreasonably interfere with the timely exercise of the Warrant by the Holder in accordance with the terms of the Warrant.

         3.2 TRANSFER RESTRICTION LEGEND. (a) Each certificate for Warrant Shares shall bear the legends specified in the Stockholders Agreement (and any additional legend required by (i) any applicable state securities laws and (ii) any securities exchange upon which such Warrant Shares may, at the time of such exercise, be listed). Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution under a registration statement of the securities represented thereby) shall also bear such legends unless, in the opinion of counsel for the holder thereof (which counsel shall be reasonably satisfactory to counsel for the Company) the securities represented thereby are not, at such time, required by law to bear such legends.

SECTION 4. COVENANTS AS TO COMMON STOCK. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that the Company will have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

SECTION 5. ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment of the Warrant Price as provided in Section 6, the Holder shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of shares (calculated to the nearest whole share) obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.

SECTION 6. ADJUSTMENT OF WARRANT PRICE. The Warrant Price shall be subject to adjustment from time to time as follows:

           (i) If, at any time during the Term of this Warrant, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Warrant Price shall be appropriately decreased so that the aggregate Warrant Price shall remain the same, but the number of shares of Common Stock issuable upon the exercise hereof shall be increased in proportion to such increase in outstanding shares.

           (ii) If, at any time during the Term of this Warrant, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Warrant Price shall appropriately increase so that the aggregate Warrant Price shall remain the same, but the number of shares of Common Stock issuable upon the exercise hereof shall be decreased in proportion to such decrease in outstanding shares.

           (iii) All calculations under this Section 6 shall be made to the nearest cent or to the nearest whole share, as the case may be.

           (iv) Whenever the Warrant Price shall be adjusted as provided in
Section 6, the Company shall prepare a statement showing the facts requiring such adjustment and the Warrant Price that shall be in effect after such adjustment. The Company shall cause a copy of such statement to be sent by mail, first class postage prepaid, to each Holder of this Warrant at its, his or her address appearing on the Company's records. Where appropriate, such copy may be given in advance and may be included as part of the notice required to be mailed under the provisions of subsection (vi) of this Section 6.

           (v) Adjustments made pursuant to clauses (i) and (ii) above shall be made on the date such dividend, subdivision, split-up, combination or distribution, as the case may be, is made, and shall become effective at the opening of business on the business day next following the record date for the determination of stockholders entitled to such dividend, subdivision, split-up, combination or distribution.

           (vi) In the event the Company shall propose to take any action of the types described in clauses (i) or (ii) of this Section 6, the Company shall forward, at the same time and in the same manner, to the Holder of this Warrant such notice, if any, which the Company shall give to the holders of capital stock of the Company.

           (vii) In any case in which the provisions of this Section 6 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event issuing to the Holder of all or any part of this Warrant which is exercised after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such exercise before giving effect to such adjustment exercise; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

SECTION 7. OWNERSHIP.

       7.1 OWNERSHIP OF THIS WARRANT. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Section 7.

       7.2 TRANSFER AND REPLACEMENT. This Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company by the Holder hereof only to i2's successors or majority-owned subsidiaries of i2 which continue at all times to be majority-owned subsidiaries of i2 or of i2's successors, in person or by duly authorized attorney, and a new Warrant or Warrants, of the same tenor as this Warrant but registered in the name of the transferee or transferees (and in the name of the Holder, if a partial transfer is effected) shall be made and delivered by the Company upon surrender of this Warrant duly endorsed, at the office of the Company referred to in Section 14 hereof. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction, and, in such case, of indemnity or security reasonably satisfactory to it, and upon surrender of this Warrant if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided that if the Holder hereof is an instrumentality of a state or local government or an institutional holder or a nominee for such an instrumentality or institutional holder an irrevocable agreement of indemnity by such Holder shall be sufficient for all purposes of this Section 7, and no evidence of loss or theft or destruction shall be necessary. This Warrant shall be promptly cancelled by the Company upon the surrender hereof in connection with any transfer or replacement. The stock transfer taxes (if any) payable in connection with a transfer of this Warrant shall be payable by the Holder. Holder will not transfer this Warrant and the rights hereunder except in compliance with the terms of this Warrant and with federal and state securities laws.

SECTION 8. MERGERS, CONSOLIDATION, SALES. In the case of any proposed consolidation or merger of the Company with another entity, or the proposed sale of all or substantially all of its assets to another person or entity, or any proposed reorganization or reclassification of the capital stock of the Company, then, as a condition of such consolidation, merger, sale, reorganization or reclassification, lawful and adequate provision shall be made whereby the Holder of this Warrant shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein, in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable hereunder, such shares of stock, securities or assets as may (by virtue of such consolidation, merger, sale, reorganization or reclassification) be issued or payable with respect to or in exchange for the number of shares of such Common Stock purchasable hereunder immediately before such consolidation, merger, sale, reorganization or reclassification. In any such case appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof shall thereafter be applicable as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of this Warrant.

SECTION 9. NOTICE OF EXTRAORDINARY DIVIDENDS. If the Board of Directors of the Company shall declare any dividend or other distribution on its Common Stock except out of earned surplus or by way of a stock dividend payable in shares of its Common Stock, then the Company shall mail notice thereof to the Holder hereof not less than fifteen (15) days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution, and the Holder hereof shall not participate in such dividend or other distribution unless this Warrant is exercised prior to such record date. The provisions of this Section 9 shall not apply to distributions made in connection with transactions covered by Section 8.

SECTION 10. FRACTIONAL SHARES. Fractional shares shall not be issued upon the exercise of this Warrant but in any case where the Holder would, except for the provisions of this Section 10, be entitled under the terms hereof to receive a fractional share upon the complete exercise of this Warrant, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the excess of the value of such fractional share (determined in such reasonable manner as may be prescribed in good faith by the Board of Directors of the Company) over the Warrant Price for such fractional share.

SECTION 11. COVENANTS OF THE COMPANY. The Company covenants and agrees that during the Term of this Warrant, unless otherwise approved by the Holder of this Warrant:

                  11.1 WILL RESERVE SHARES. The Company will reserve and set apart and have available for issuance, free from preemptive or other preferential rights, the number of shares of authorized but unissued Common Stock deliverable upon the exercise of this Warrant.

                  11.2 WILL BIND SUCCESSORS. This Warrant shall be binding upon any corporation or other person or entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

SECTION 12.   INCIDENTAL OR "PIGGY-BACK" REGISTRATION

                           (a) Definitions. The following definitions are
applicable to this Section 12:

                           "EXCHANGE ACT" means the Securities Exchange Act of
1934, as amended, and the rules and regulations promulgated thereunder.

                           "INITIAL PUBLIC OFFERING" means a firm commitment
underwritten initial public offering pursuant to an effective Registration Statement filed under the Securities Act.

                           "INSPECTOR" has the meaning set forth in Section
12(e)(viii) of this Warrant.

                           "IPO EFFECTIVENESS DATE" means the closing date of
the Company's Initial Public Offering.

                           "PERSON" means any individual, firm, corporation,
partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

                           "REGISTRABLE SECURITIES" means each of the following:
(a) any and all Warrant Shares owned by a Holder pursuant to the exercise of a Warrant; and (b) any shares of Common Stock issued or issuable to a Holder with respect to Warrant Shares owned by a Holder pursuant to the exercise of a Warrant by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

                           "REGISTRATION STATEMENT" means a Registration
Statement filed pursuant to the Securities Act.

                           "SEC" means the Securities and Exchange Commission or
any similar agency then having jurisdiction to enforce the Securities Act.

                           "SECURITIES ACT" means the Securities Act of 1933, as
amended, and the rules and regulations promulgated thereunder.

                           (b) REQUEST FOR INCIDENTAL REGISTRATION. At any
time after the IPO Effectiveness Date, if the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account (other than a Registration Statement on Form S-4 or S-8 or any successor thereto), then the Company shall give written notice of such proposed filing to each Holder of Registrable Securities (including the Holders of vested Warrants not yet exercised) at least thirty
(30) days before the anticipated filing date, and such notice shall describe the proposed registration and distribution and offer such Holder the opportunity to register the number of Registrable Securities as each such Holder may request limited to a percentage of the total offering equal to the percentage of the Company's fully diluted capitalization represented by outstanding shares held by the Holders (as further defined in Section 12(o) hereto) (an "Incidental Registration"). The Company shall, and shall use its best efforts (within ten (10) days of the notice provided for in the preceding sentence) to cause the managing underwriter or underwriters of a proposed underwritten offering (the "Company Underwriter") to permit each of the Holders who have requested in writing to participate in the Incidental Registration to include its or his Registrable Securities in such offering on the same terms and conditions as the securities of the Company included therein. In connection with any Incidental Registration under this Section 12(b) involving an underwriting, the Company shall not be required to include any Registrable Securities in such underwriting unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the Company Underwriter, and then only in such quantity as will not, in the opinion of the Company Underwriter, jeopardize the success of the offering by the Company. If in the written opinion of the Company Underwriter the registration of all or part of the Registrable Securities which the Holders have requested to be included would materially adversely affect such offering, then the Company shall be entitled to cut back from such Incidental Registration, to the extent of the amount that the Company Underwriter believes may be sold without causing such adverse effect, FIRST, all Registrable Securities to be offered by the Holders, regardless of whether or not securities to be offered by any other holders or the Company are to be similarly cut back.

                           (c) EXPENSES. The Company shall bear all
Registration Expenses (as defined in Section 12(h) herein) (other than underwriting discounts and commissions) in connection with any Incidental Registration pursuant to this Section 12, whether or not such Incidental Registration becomes effective.

                           (d) RESTRICTIONS ON PUBLIC SALE BY HOLDERS. If and
to the extent requested by the Company or other holders of Company securities exercising registration rights, as the case may be, in the case of a non-underwritten public offering, or if and to the extent requested by the underwriter, in the case of an underwritten public offering, each Holder of Registrable Securities agrees not to effect any public sale or distribution of any Registrable Securities or of any securities convertible into or exchangeable or exercisable for such Registrable Securities, including without limitation a sale pursuant to Rule 144 under the Securities Act, during the 90-day period (180-day period in the case of an Initial Public Offering) or such shorter period agreed upon by such Holder and the requesting party beginning on the effective date of such Registration Statement (except as part of such registration as otherwise permitted).

                           (e) OBLIGATIONS OF THE COMPANY. Whenever
registration of Registrable Securities has been requested pursuant to this
Section 12, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection with any such request, the Company shall, as expeditiously as possible:

                                    (i) use its best efforts to prepare and
file with the SEC a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and use its best efforts to cause such Registration Statement to become effective; PROVIDED, HOWEVER, that (x) before filing a Registration Statement or prospectus or any amendments or supplements thereto, the Company shall provide counsel selected by the Holders holding a majority of the Registrable Securities being registered in such registration ("Holders' Counsel") and any other Inspector with an adequate and appropriate opportunity to participate in the preparation of such Registration Statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the SEC, which documents shall be subject to the review of Holders' Counsel, and (y) the Company shall notify the Holders' Counsel and each seller of Registrable Securities of any stop order issued or threatened by the SEC and take all reasonable action required to prevent the entry of such stop order or to remove it if entered;

                                    (ii) prepare and file with the SEC such
amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the lesser of (x) 120 days and (y) such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

                                    (iii) as soon as reasonably possible,
furnish to each seller of Registrable Securities, prior to filing a Registration Statement, copies of such Registration Statement as is proposed to be filed, and thereafter such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                                    (iv) use its best efforts to register or
qualify such Registrable Securities under such other securities or "blue sky" laws of such jurisdictions as any seller of Registrable Securities may request, and to continue such qualification in effect in such jurisdiction for as long as permissible pursuant to the laws of such jurisdiction, or for as long as any such seller requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; PROVIDED, HOWEVER, that the Company shall not be required to

(x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 12(e)(iv), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

                                    (v) use its best efforts to cause the
Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers of Registrable Securities to consummate the disposition of such Registrable Securities;

                                    (vi) notify each seller of Registrable
Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and the Company shall promptly prepare a supplement or amendment to such prospectus and furnish to each seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

                                    (vii) enter into and perform customary
agreements (including an underwriting agreement in customary form with the underwriter) and take such other actions as are prudent and reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

                                    (viii) make available for inspection by
any seller of Registrable Securities, any managing underwriter participating in any disposition pursuant to such Registration Statement, Holders' Counsel and any attorney, accountant or other agent retained by any such seller or any managing underwriter (each, an "Inspector" and collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its subsidiaries' officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (x) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the Registration Statement, (y) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (z) the information in such Records was known to the Inspectors on a non-confidential basis prior to its disclosure by the Company or has been made generally available to the public. Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the

Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                                    (ix) if such sale is pursuant to an
underwritten offering, use its best efforts to obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as Holders' Counsel or the managing underwriter reasonably request;

                                    (x) use its best efforts to furnish, at
the request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the Registration Statement with respect to such securities becomes effective, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as such seller may reasonably request and are customarily included in such opinions;

                                    (xi) otherwise use its best efforts to
comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable but no later than fifteen (15) months after the effective date of the Registration Statement, an earnings statement covering a period of twelve (12) months beginning after the effective date of the Registration Statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                                    (xii) cause all such Registrable
Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed, PROVIDED that the applicable listing requirements are satisfied;

                                    (xiii) keep Holders' Counsel advised in
writing as to the initiation and progress of any registration under this
Section 12;

                                    (xiv) cooperate with each seller of
Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD"); and

                                    (xv) use best efforts to take all other
steps necessary to effect the registration of the Registrable Securities contemplated hereby.

                           (f) SELLER INFORMATION. The Company may require
each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

                           (g) NOTICE TO DISCONTINUE. Each Holder of
Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 12(e)(vi), such Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 12(e)(vi) and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement (including, without limitation, the period referred to in Section 12(e)(ii)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 12(e)(vi) to and including the date when the Holder shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of Section 12(e)(vi).

                           (h) REGISTRATION EXPENSES. The Company shall pay
all expenses (other than underwriting discounts and commissions) arising from or incident to the performance of, or compliance with, this Agreement, including, without limitation, (i) SEC, stock exchange and NASD registration and filing fees, (ii) all fees and expenses incurred in complying with securities or "blue sky" laws (including reasonable fees, charges and disbursements of counsel in connection with "blue sky" qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses,
(iv) the fees, charges and disbursements of counsel to the Company (but not, unless expressly stated herein, of counsel to the Holder) and of its independent public accountants and any other accounting fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any "cold comfort" letters or any special audits incident to or required by any registration or qualification) and any legal fees, charges and expenses incurred by the Company and (v) any liability insurance or other premiums for insurance obtained in connection with any Incidental Registration pursuant to the terms of this Agreement, regardless of whether such Registration Statement is declared effective. All of the expenses described in this Section 12(h) are referred to herein as "Registration Expenses."

                           (i) INDEMNIFICATION BY THE COMPANY. The Company
agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its officers, directors, trustees, partners, employees, advisors and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Holder from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any Registration Statement, prospectus or preliminary prospectus or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information concerning such Holder furnished in writing to the Company by such Holder expressly for use therein. The Company shall also provide customary indemnities to any underwriters of the Registrable Securities, their officers, directors and employees and each Person who controls such underwriters (within the meaning of the Securities Act and the

Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities.

                           (j) INDEMNIFICATION BY HOLDERS. In connection with
any Registration Statement in which a Holder is participating pursuant to this
Section 12, each such Holder shall furnish to the Company in writing such information with respect to such Holder as the Company may reasonably request or as may be required by law for use in connection with any such Registration Statement or prospectus and each Holder agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company, any underwriter retained by the Company and their respective directors, officers, employees and each Person who controls the Company or such underwriter (within the meaning of the Securities Act and the Exchange Act) to the same extent as the foregoing indemnity from the Company to the Holders, but only with respect to any such information with respect to such Holder furnished in writing to the Company by such Holder expressly for use therein; PROVIDED, HOWEVER, that the total amount to be indemnified by such Holder pursuant to this Section 12(j) shall be limited to the net proceeds received by such Holder in the offering to which the Registration Statement or prospectus relates.

                           (k) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any
Person entitled to indemnification hereunder (the "Indemnified Party") agrees to give prompt written notice to the indemnifying party (the "Indemnifying Party") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; PROVIDED, HOWEVER, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder unless, and only to the extent that, such failure results in the Indemnifying Party's forfeiture of substantive rights or defenses. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel satisfactory to the Indemnified Party in its reasonable judgment or (iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that either (x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party. In any of such cases, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld.

                           (l) CONTRIBUTION. If the indemnification provided
for in this Section 12 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 12(i), 12(j) and 12(k), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding; PROVIDED that the total amount to be indemnified by such Holder shall be limited to the net proceeds received by such Holder in the offering.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 12(l) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person.

                           (m) RECAPITALIZATIONS, EXCHANGES, ETC. The
provisions of this Section 12 shall apply, to the full extent set forth herein with respect to (i) the Warrant Shares, (ii) any and all shares of voting common stock of the Company into which the Warrant Shares are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company and (iii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the Warrant Shares and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

                           (n) REGISTRABLE SECURITIES. For the purposes of
this Warrant, Registrable Securities will cease to be Registrable Securities when (i) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) the entire amount of Registrable Securities proposed to be sold in a single sale, in the opinion of counsel satisfactory to the Company and the Holder, each in their reasonable judgment, may be distributed to the public without any limitation as to volume pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act or
(iii) the Registrable Securities are proposed to be sold or distributed by a Person other than i2 or a majority owned subsidiary of i2.

                           (o) HOLDERS OF REGISTRABLE SECURITIES. If the
Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, then the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities. Registrable Securities issuable upon exercise of vested warrants shall be deemed outstanding for the purposes of this Section 12.

SECTION 13.   REPRESENTATIONS AND WARRANTIES OF HOLDER.

         Holder represents and warrants to the Company that:

         13.1 Holder is acquiring the Warrant and, to the extent applicable, the Common Stock (collectively, the "Restricted Securities") solely for its own account, for investment and not with a view to the distribution thereof within the meaning of the Securities Act.

         13.2 Holder understands that the Restricted Securities have not been registered or qualified under the Securities Act or any state securities laws, by reason of their issuance and sale in transactions exempt from the registration or qualification requirements of the Securities Act and applicable state securities laws. Holder acknowledges that reliance on said exemptions is predicated in part on the accuracy of its representations and warranties herein. Holder acknowledges and agrees that the Restricted Securities must be held indefinitely unless a subsequent disposition thereof is registered or qualified under the Securities Act and applicable state securities laws or is exempt from registration; and that the Company is not required so to register or qualify any such securities or to take any action to make such an exemption available other than as provided in this Warrant. Holder acknowledges that (A) there may be no public market for such securities, (B) there can be no assurance that any such market will ever develop and (C) there can be no assurance that it will be able to liquidate its investment in the Company.

         13.3 Holder further understands that the exemption from registration afforded by Rules 144 and 144A (the provisions of which are known to it) issued under the Securities Act depends on the satisfaction of various conditions and that, if applicable, Rules 144 and 144A afford the basis for sales under certain circumstances only in limited amounts.

         13.4 Holder represents and warrants to the Company that it will not transfer any portion of the Restricted Securities, except in compliance with the Securities Act and applicable state securities laws.

         13.5 Holder represents and warrants to the Company that (i) it has such knowledge and experience in financial and business matters as is necessary to enable it to evaluate the merits and risks of an investment in the Company and is not utilizing any other person to be its purchaser representative in connection with evaluating such merits and risks; (ii) it has no present need for liquidity in its investment in the Company and is able to bear the risk of that investment for an indefinite period and to afford a complete loss thereof, and (iii) it was not formed for the specific purpose of making an investment in the Company.

         13.6 Holder acknowledges that it has had an opportunity to discuss with management of the Company all of the business and financial affairs of the Company.

         13.7 Holder acknowledges that investment in the Company involves a high degree of risk.

         13.8 Holder is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

SECTION 14. NOTICES. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered at, or sent by certified or registered mail to, the Holder at i2 Technologies, Inc., 11701 Luna Road, Dallas, Texas 75234, Attn: Corporate Counsel or to such other address as shall have been furnished to the Company in writing by the Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to, the Company at 8787 Stemmons Freeway, Dallas, Texas, 75247, Attention: Chief Financial Officer, with a copy to EXE Technologies, Inc., 300 Baldwin Tower Boulevard, Eddystone, PA, 19033, Attention: General Counsel or to such other address as shall have been furnished in writing to the Holder by the Company. Any notice so addressed and mailed by registered or certified mail shall be deemed to be given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

SECTION 15. NO RIGHTS AS STOCKHOLDER; LIMITATION OF LIABILITY. This Warrant shall not entitle the Holder to any of the rights of a stockholder of the Company except upon exercise in accordance with the terms hereof. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Price hereunder or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION 16. LAW GOVERNING. THE VALIDITY, INTERPRETATION, AND ENFORCEMENT OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES OF ANY JURISDICTION.

SECTION 17. MISCELLANEOUS. This Warrant constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof. The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of any permitted and registered holder or holders hereof and of the Common Stock issued or issuable upon exercise hereof. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both parties (or any respective predecessor in interest thereof). The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the 11th day of August, 1999.





                                   EXE TECHNOLOGIES, INC.




(CORPORATE SEAL)                   By: /s/ Michael A. Burstein
                                       ----------------------------------------
                                       Michael A. Burstein
                                       Senior Vice President, Finance, and
                                       Chief Financial Officer

ACKNOWLEDGED AND ACCEPTED
i2 TECHNOLOGIES, INC.


By: /s/ Keith Larney
    ---------------------------------------
         Name: Keith Larney
         Title: Associate Corporate Counsel

                           FORM OF NOTICE OF EXERCISE

                [To be signed only upon exercise of the Warrant]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO EXERCISE THE WITHIN WARRANT


         The undersigned hereby exercises the right to purchase ____ shares of Common Stock which the undersigned is entitled to purchase by the terms of the within Warrant according to the conditions thereof, and herewith makes payment of $_________ therefor.




All shares to be issued pursuant hereto shall be issued in the name of, and the initial address of such person to be entered on the books of the Company shall be:

         The shares are to be issued in certificates of the following denominations:

-------------------------------------------------------------------------------

[APPLICABLE ONLY IF THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT ARE NOT REGISTERED FOR RESALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED]. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares, and that all representations and warranties of the undersigned set forth in Section 13 of the attached Warrant are true and correct as of the date hereof. In support thereof, the undersigned agrees to execute an Investment Representation Statement in a form to be mutually agreed by the parties.

                                           [Type Name of Holder]

                                           By:
                                               --------------------------------
                                           Title:
                                                  -----------------------------

Dated:
       -------------------

         FORM OF ASSIGNMENT
                                    (ENTIRE)

               [To be signed only upon transfer of entire Warrant]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO TRANSFER THE WITHIN WARRANT

         FOR VALUE RECEIVED ___________________ hereby sells, assigns and transfers unto ____________________ all rights of the undersigned under and pursuant to the within Warrant, and the undersigned does hereby irrevocably constitute and appoint _____________ as Attorney-in-fact to transfer the said Warrant on the books of the Company, with full power of substitution.

                                           -------------------------------

                                           [Type Name of Holder]


                                           By:
                                               ---------------------------
                                           Title:
                                                  ------------------------

Dated:
       --------------------


NOTICE

         The signature to the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

         FORM OF ASSIGNMENT
                                    (PARTIAL)

              [To be signed only upon partial transfer of Warrant]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO TRANSFER THE WITHIN WARRANT

         FOR VALUE RECEIVED ______________________ hereby sells, assigns and transfers unto _________________ (i) the rights of the undersigned to purchase _____ shares of Common Stock under and pursuant to the within Warrant, and
(ii) on a non-exclusive basis, all other rights of the undersigned under and pursuant to the within Warrant, it being understood that the undersigned shall retain, severally (and not jointly) with the transferee(s) named herein, all rights assigned on such non-exclusive basis. The undersigned does hereby irrevocably constitute and appoint ____________________ as Attorney-in-fact to transfer the said Warrant on the books of the Company, with full power of substitution.

                                           -------------------------------

                                           [Type Name of Holder]


                                           By:
                                               ---------------------------
                                           Title:
                                                  ------------------------

Dated:
       --------------------


NOTICE

         The signature to the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                                                      Exhibit A

                         FORM OF STOCKHOLDERS AGREEMENT


                  THIS STOCKHOLDERS AGREEMENT, dated as of _________ (this "AGREEMENT"), is between EXE Technologies, Inc., a Delaware corporation (the "COMPANY"), and ______________ (the "Stockholder").

                  WHEREAS, the Stockholder owns, or is acquiring in connection with the execution of this Agreement, shares of Class B Common Stock, par value $.01 per share, of the Company together with any securities into which such shares may be converted or for which such shares may be exchanged (the "SHARES").

                  WHEREAS, the parties hereto wish to restrict the transfer of the Shares and to provide for, among other things, first offer, bring-along and certain other rights under certain conditions.

                  NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                  1.  RESTRICTIONS ON TRANSFER OF SHARES.

                      1.1 PERMITTED TRANSFERS. Notwithstanding anything to the contrary contained in this Agreement, but subject to Sections 1.2 and 1.3, at any time, the Stockholder may transfer all or a portion of its Shares to a majority-owned subsidiary of i2 Technologies, Inc. ("i2") that continues at all times to be a majority-owned subsidiary of i2 (a "PERMITTED TRANSFEREE"). A Permitted Transferee of Shares pursuant to this Section 1.1 may transfer its Shares pursuant to this Section 1.1 only to the transferor Stockholder or to a Person that is a Permitted Transferee of such transferor Stockholder. Notwithstanding anything to the contrary contained in this Agreement, if any Permitted Transferee of a Stockholder to whom or which Shares have been transferred in accordance with this Section 1.1 ceases to be a Permitted Transferee of such Stockholder, then, prior to such event, such Stockholder may repurchase such Shares or, if such Stockholder does not wish to repurchase such Shares, then such Permitted Transferee shall offer such Shares to the Company, its designee, or assignee in accordance with Section 2.2.

                      1.2 PERMITTED TRANSFER PROCEDURES. If any Stockholder wishes to transfer Shares to a Permitted Transferee under Section 1.1, such Stockholder shall give notice to the Company of its intention to make any transfer permitted under Section 1.1 not less than ten (10) days prior to effecting such transfer, which notice shall state the name and address of each Permitted Transferee to whom such transfer is proposed and the number of Shares proposed to be transferred to such Permitted Transferee.

                      1.3 TRANSFERS IN COMPLIANCE WITH LAW; SUBSTITUTION OF TRANSFEREE. Notwithstanding any other provision of this Agreement, no transfer may be made pursuant to this Section 1 or Section 2 unless: (a) the transferee has agreed in writing to be bound by the terms and conditions of this Agreement (whereupon such transferee shall be substituted for, and shall enjoy the same rights and be subject to the same obligations, as its, his, or her predecessor hereunder); (b) the transfer complies in all respects with the applicable provisions of this Agreement; and (c) the transfer complies in all respects with applicable federal and state securities laws, including, without limitation, the Securities Act. Upon becoming a party to this Agreement, the Permitted Transferee of a Stockholder shall be substituted for, and shall enjoy the same rights and be subject to the same obligations as, the transferring Stockholder hereunder with respect to the Shares transferred to such Permitted Transferee.

                  2. MANDATORY TRANSFER, RIGHT OF FIRST OFFER AND BRING-ALONG RIGHTS.

                      2.1    RESERVED.

                      2.2    PROPOSED VOLUNTARY TRANSFERS.

                             2.2.1     OFFERING NOTICE. Subject to Section 1,
if the Stockholder (the "SELLING STOCKHOLDER") wishes to transfer all or any portion of its, his, or her Shares to any person or other entity (other than to a Permitted Transferee or other than to a competitor of EXE, including without limitation, Catalyst, Manhattan Associates, McHugh Corporation and Optum, to whom transfers shall be prohibited (the "Prohibited Transferees") (a "THIRD PARTY PURCHASER"), such Selling Stockholder shall offer such Shares first to the Company, by sending written notice (the "OFFERING NOTICE") to the Company, which shall state (a) the number of Shares proposed to be transferred (the "OFFERED SECURITIES") and (b) the proposed purchase price per Share which the Selling Stockholder is willing to accept (the "OFFER PRICE"). Upon delivery of the Offering Notice, such offer shall be irrevocable unless and until the rights of first offer provided for herein shall have been waived or shall have expired.

                             2.2.2     OPTION: EXERCISE. For a period of sixty
(60) days after the giving of the Offering Notice pursuant to Section 2.2.1 (the "OPTION PERIOD"), the Company and/or its Designees (the "DESIGNEES") shall have the right (the "OPTION") to purchase all of the Offered Securities at a purchase price equal to the Offer Price and upon the terms and conditions set forth in the Offering Notice. The right of the Company and/or its Designees to purchase any or all of the Offered Securities under this Section
2.2.2 shall be exercisable by delivering written notice of the exercise thereof, prior to the expiration of the 60-day period referred to above, to the Selling Stockholder, which notice shall state the purchaser of the Shares and the number of Offered Securities proposed to be purchased by such purchaser. The failure of the Company and/or the Designees, if any, to respond within such 60-day period shall be deemed to be a waiver of the Company's and the Designees' rights under this Section 2.2.2, PROVIDED that the Company and/or the Designees may waive their rights under this Section 2.2.2 prior to the expiration of such 60-day period by giving written notice to the Selling Stockholder.

                             2.2.3     CLOSING. The closing of the purchases
of Offered Securities subscribed for by the Company and/or the Designees under
Section 2.2.2 shall be held
at the principal office of the Company at 11:00 a.m., local time, on the seventy-fifth (75th) day after the giving of the Offering Notice pursuant to
Section 2.2.1 or at such other time and place as the parties to the transaction may agree. At such closing, the Selling Stockholder shall deliver certificates representing the Offered Securities, duly endorsed for transfer and accompanied by all requisite transfer taxes, if any, and such Offered Securities shall be free and clear of any Liens (other than those arising hereunder and those attributable to actions by the purchasers) and the Selling Stockholder shall so represent and warrant, and further represent and warrant that it, he, or she is the sole beneficial and record owner of such Offered Securities. The Company and/or the Designees, shall deliver at the closing payment in full in immediately available funds for the Offered Securities purchased by it, him or her. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

                             2.2.4     SALE TO A THIRD PARTY PURCHASER. If
neither the Company nor the Designees elect to purchase all, but not less than all, of the Offered Securities under Section 2.2.2, the Selling Stockholder may, subject to Section 2.3 sell the Offered Securities to a Third Party Purchaser on the terms and conditions set forth in the Offering Notice; PROVIDED, HOWEVER, that such sale is bona fide and made pursuant to a contract entered into within forty-five (45) days of the earlier to occur of (a) the waiver by the Company and/or the Designees of their respective options to purchase the Offered Securities and (b) the expiration of the Option Period (the earlier of such dates being referred to herein as the "CONTRACT DATE"); and PROVIDED FURTHER, that such sale shall not be consummated unless and until all of the following conditions are met:

                                       (a)       The Selling Stockholder shall
        deliver to the Company a certificate of a Third Party Purchaser, in form and substance reasonably satisfactory to the Company, stating that
        (i) such Third Party Purchaser is aware of the rights of the Company, contained in Section 2.2 and (ii) prior to the purchase by such Third Party Purchaser of any of such Offered Securities, such Third Party Purchaser shall become a party to this Agreement and agree to be bound by the terms and conditions hereof in accordance with Section 1.3 hereof.

                                       (b)       A Third Party Purchaser shall
        have furnished evidence satisfactory to the Company, in its reasonable judgment, as to the financial ability of such Third Party Purchaser to consummate the proposed purchase.

If such sale is not consummated within forty-five (45) days of the Contract Date for any reason, then the restrictions provided for herein shall again become effective, and no transfer of such Offered Securities may be made thereafter by the Selling Stockholder without again offering the same to the Company, in accordance with this Section 2.2.

                      2.3    BRING ALONG RIGHT.

                             If General Atlantic Partners 41, L.P., a Delaware
limited partnership ("GAP LP"), GAP Coinvestment Partners, L.P., a New York limited partnership ("GAP COINVESTMENT"), Lyle Baack, Nigel Bahadur, Adam Belsky and Raymond Hood (the "EXE STOCKHOLDERS" and collectively with GAP LP and GAP Coinvestment, the "MAJOR STOCKHOLDERS") shall have received a bona fide offer from a person or other entity that is not an affiliate of a Major Stockholder (or shall have entered into a bona fide written agreement with such person or entity) relating to the sale to such person or entity of all or substantially all of the issued and outstanding securities of the Company held by the Major Stockholders (the "SALE"), the Major Stockholders shall be entitled to deliver a notice (a "BUYOUT NOTICE") to the Stockholder stating that they propose to effect (or cause the Company to effect) such transaction, and specifying the name and address of the proposed parties to such transaction, the consideration payable in connection therewith, and attaching a copy of all writings between the Major Stockholders (or the Company) and the other parties to such transaction necessary to establish the terms of such transaction. The Stockholder agrees that, upon receipt of a Buyout Notice, it, he, or she shall be obligated to sell the Shares held by it, him, or her and to use its, his or her best efforts to cause the Shares owned by their Permitted Transferees to be sold upon the terms and conditions of such transaction (and otherwise take all necessary action to cause the Company to consummate the proposed transaction, including voting such Shares in favor of such transaction), PROVIDED, that, the Stockholder shall only be obligated as provided above in this Section 2.3 if the Stockholder and its, his, or her Permitted Transferee receives the same per Share consideration as the Major Stockholders and all other stockholders selling shares of the Company in the Sale.

                  3. RESTRICTIONS ON PUBLIC SALE BY HOLDERS. If and to the extent requested by the Company or other holders of Company securities exercising registration rights, as the case may be, in the case of a non-underwritten public offering or if and to the extent requested by the underwriter, in the case of an underwritten public offering, Stockholder agrees not to effect any sale or distribution of any Shares or of any securities convertible into or exchangeable or exercisable for such Shares, including without limitation a sale pursuant to Rule 144 under the Securities Act, during the 90-day period (180-day period in the case of an Initial Public Offering) or such shorter period agreed upon by such Holder and the requesting party beginning on the effective date of such Registration Statement (except as part of such registration).

                  4.  MISCELLANEOUS.

                      4.1 STOCK CERTIFICATE LEGEND. A copy of this Agreement shall be filed with the Secretary of the Company and kept with the records of the Company. Each certificate representing Shares now held or hereafter acquired by any Stockholder shall for as long as this Agreement is effective bear legends substantially in the following forms:

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

        THE SALE, ASSIGNMENT, HYPOTHECATION, PLEDGE, ENCUMBRANCE OR

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

        OTHER DISPOSITION (EACH A "TRANSFER") AND VOTING OF ANY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF THE STOCKHOLDERS AGREEMENT, DATED ____________, BETWEEN EXE TECHNOLOGIES, INC. (THE "COMPANY") AND THE STOCKHOLDER NAMED THEREIN, A COPY OF WHICH MAY BE INSPECTED AT THE COMPANY'S PRINCIPAL OFFICE. THE COMPANY WILL NOT REGISTER THE TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF THE STOCKHOLDERS AGREEMENT.

                      4.2 NOTICES. All notices, demands or other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first class mail, return receipt requested, courier service, overnight mail or personal delivery:

                      (a)    if to the Company:

                             EXE Technologies, Inc.
                             8787 Stemmons Freeway
                             Dallas, Texas 75247
                             Attention: Chief Financial Officer

                      (b)    if to the Major Stockholders to each of them:

                             EXE Technologies, Inc.
                             8787 Stemmons Freeway
                             Dallas, Texas 75247

                      (c)    if to GAP LP or GAP Coinvestment:

                             c/o General Atlantic Service Corporation
                             3 Pickwick Plaza
                             Greenwich, Connecticut 06830
                             Attention:  Mr. Steven A. Denning

                      (d) if to the Stockholder, to its, his, or her address as it appears in the record books of the Company.

Any party may, by notice given in accordance with this Section 4.2, designate another address or Person for receipt of notices hereunder. All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier or overnight mail, if delivered by commercial courier service or overnight mail; and five (5) business days after being deposited in the mail, postage prepaid, if mailed.

                      4.3 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, heirs, legatees and legal

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

representatives. This Agreement is not assignable except in connection with a transfer of Shares in accordance with this Agreement.

                      4.4    AMENDMENT AND WAIVER.

                             (a)       No failure or delay on the part of any
party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the parties hereto at law, in equity or otherwise.

                             (b)       Any amendment, supplement or
modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by any party from the terms of any provision of this Agreement, shall be effective only if
(i) it is made or given in writing, (ii) signed by all the parties thereto, and (iii) only in the specific instance and for the specific purpose for which made or given. Any such amendment, supplement, modification, waiver or consent shall be binding upon the Company, the Major Stockholders, and the Stockholder.

                      4.5 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

                      4.6 GOVERNING LAW. This agreement shall be governed and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law of any jurisdiction.

                      4.7 SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

                      4.8 ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the exhibits hereto, supersede all prior agreements and understandings between the parties with respect to such subject matter.

                      4.9 TERM OF AGREEMENT. This Agreement shall become effective upon the execution hereof and shall terminate upon the earlier of:
(i) the date on which the Company commences a firm commitment underwritten initial public offering pursuant to an effective Registration Statement filed pursuant to the Securities Act of 1933, as amended, and the rules

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

and regulations promulgated thereunder and (ii) the closing of an acquisition or merger transaction involving the Company in which the Company is not the surviving entity and the stockholders of the Company prior to the transaction own less than 50% of the outstanding stock of the surviving entity; provided, however, that Sections 3 and 4 hereof shall survive termination of this Agreement.

                      4.10   SUCCESSORS AND ASSIGNS, THIRD PARTY
BENEFICIARIES. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. Except for the Designees and the Major Stockholders, no person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of any of the rights granted hereunder.

                      4.11 FURTHER ASSURANCES. Each of the parties shall, and shall cause their respective Affiliates to, execute such instruments and take such action as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

                  IN WITNESS WHEREOF, the undersigned have executed, or have cause to be executed, this Agreement on the date first written above.

                                         EXE TECHNOLOGIES, INC.


                                         By:
                                            -----------------------------------
                                                  Name:
                                                  Title:


                                         ---------------------------------------
                                         Stockholder





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